UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-22958

            Duff & Phelps Select Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

100 Pearl Street, 9th Floor

                                 Hartford, CT 06103

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Virtus Investment Partners, Inc.

100 Pearl Street

                                   Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code:  866-270-7598

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Duff & Phelps Select Energy MLP Fund Inc.

Not FDIC Insured No Bank Guarantee May Lose Value	May 31, 2015

MESSAGE TO SHAREHOLDERS

Dear Duff & Phelps Select Energy MLP Fund Inc. Shareholder:

I am pleased to share with you the semi-annual report for the Duff & Phelps Select Energy MLP Fund Inc. (NYSE: DSE) that covers the period from December 1, 2014 through May 31, 2015.

This report includes commentary from the portfolio management team at Duff & Phelps Investment Management, with insights on the Fund’s performance during an extended period of volatility for energy-related securities, including master limited partnerships (MLPs). In the period, the Fund’s net asset value (NAV) decreased 11.08 percent, including $0.945 in reinvested distributions. For the same period, the average NAV of the constituents of the Lipper Energy MLP Closed End Fund category declined 8.12 percent, including reinvested dividends. The discount to NAV at which the Fund’s shares trade narrowed from 9 percent at the beginning of the period to 5.7 percent at the end of May.

The Fund paid distributions of $0.315 in December 2014, February 2015, and May 2015, which represent an annualized cash distribution rate of 9.2 percent and 8.7 percent based on the Fund’s May 29, 2015 closing share price of $13.68 and NAV of $14.51, respectively.

The portfolio management team remains optimistic about the long-term opportunities represented by the U.S. energy market. In their view, while the current environment is challenging, MLPs remain an attractive source of tax-advantaged distributions for patient investors over the long term.

On behalf of the investment professionals at Duff & Phelps, we thank you for entrusting your assets to us. If you have any questions, our customer service team is available to assist you at 1-866-270-7598 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Director

Duff & Phelps Select Energy MLP Fund Inc.

June 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MAY 31, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE

About the Fund:

The Duff & Phelps Select Energy MLP Fund Inc. (NYSE: DSE) (the “Fund”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”). The Fund’s “Managed Assets” are equal to its net assets plus any borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2015, the Fund’s leverage consisted of $170 million of debt, which represented approximately 31% of the Fund’s total assets.

Portfolio Review – Duff & Phelps Investment Management Co. (“DPIM”)

The Duff & Phelps Select Energy MLP Fund Inc. (“DSE”) is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 18 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary discusses Fund’s performance from DPIM’s management of the Fund from December 1, 2014 through May 31, 2015.

How did the equity markets and MLP sector perform during the six months ended May 31, 2015?

The overall equity markets were able to grind higher for the six months ended

May 31, 2015. Benefiting from ongoing global liquidity and monetary easing, the S&P 500® Index gained 3.0% on a total-return basis for the period. The MLP sector struggled in comparison, falling 8.4%. One could argue that the sector’s fate was largely sealed before the period even began with OPEC’s Thanksgiving Day announcement that it would stop supporting the global oil market and instead let the market set the price of oil for the first time in decades. Oil prices (as measured by West Texas Intermediate (“WTI”) crude), which had fallen from $107 in June to $74 the day before the announcement, fell another $7 the day after Thanksgiving, and continued to fall steadily into the mid $40s. Since mid-March of this year, oil has rallied to around $60, but the sector has struggled to move off its lows.

Oil was not the only commodity to weigh on the MLP sector. The front-month natural gas futures contract closed at $4.36/MMBtu the day before the OPEC announcement, and despite the colder-than-normal winter in the key Midwest and East coast gas markets, quickly traded down below $3, and spent most of the period between $2.50 and $3. The price of natural gas liquids (“NGLs”) also suffered. NGLs typically trade in line with oil, and so not surprisingly, their prices also fell as oil went down. However, NGLs did not share the rally with crude, largely because of the downward pressure on propane prices that occurred in April and May due to excess inventories and a shortage of ships to export gas overseas.

All of this commodity weakness weighed on the MLP sector. While most MLPs possess contracts that provide them with fee-based revenues, MLP stocks traded poorly on uncertainty around volumes and producer commitments, with commodity-exposed names bearing the brunt of the damage. Upstream MLPs were down 33% in the six-month period, while gathering and processing (“G&P”) names in the midstream space fell 8%. Both sub-sectors experienced meaningful volatility. For example, upstream

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MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

MLPs were up or down at least 15% per month in four of the six months.

Less intuitive than the performance of the commodity-exposed names was the weakness in many large-cap pipeline stocks. Bellwethers Enterprise Products Partners (“EPD”) and Energy Transfer Partners (“ETP”) were both down double digits while Plains All-American Pipelines (“PAA”) was down over 6%. While there were certainly some idiosyncratic reasons for the weakness of each stock, the size of the underperformance would suggest other factors played a role, interest rate fears for one. With their higher yields and market caps, these names are more utility-like in the way they respond to interest rates, and thus likely sold down as investors worried about the rising 10-year U.S. Treasury yield and in anticipation of the Federal Reserve’s first rate increase. Some of the weakness might also be attributed to the lack of new money flowing into the sector. Hence, as investors looked to lower exposure or make room in their portfolios for new positions, these larger, more liquid names were an obvious source of funds. This need for liquidity was probably exacerbated by ongoing equity issuance and new IPOs. Despite the MLP sector’s weak performance, we still saw six IPOs totaling $3.3 billion come to market in the period, plus another $10.8 billion in secondary offerings.

The bright spot in the sector continued to be high-growth, dropdown MLPs, so named for the “drop down” in assets they receive from their parent companies. Most of these names are centered around refiners, such as Shell Midstream Partners (“SHLX”), Valero Energy Partners (“VLP”) and MPLX (“MPLX”), but other high growers like Dominion Midstream Partners (“DM”) and Tallgrass Energy Partners (“TEP,” a name we added to the portfolio during the period) also traded well.

What affected the Fund’s performance during the period?

On a stock-price basis, the Fund returned -7.9% for the six-month period. In the early months of 2015, the Fund saw a large narrowing of the discount to net asset value (“NAV”). The discount had reached -9% at November 30, 2014, but actually traded at a premium in March following significant tax-loss selling in the last few months of 2014. However, the discount widened back to -5.7% at the end of May. The Fund’s distribution yield of 9.2% at May 31, 2015 was above most of its peers, which should help to narrow the discount again over time.

On an NAV basis, the Fund returned -11.08% for the six-month period. Our overall stock selection was ahead of the benchmark Alerian MLP Index, but the use of leverage (31%) pulled down performance. Leverage can be a great benefit in a rising market, but has the opposite effect in a falling market.

In the first half of the Fund’s fiscal year, the biggest detractors from performance continued to be the commodity-exposed names. While our exposure to commodity MLPs is lower than it was six months ago, the portfolio was still hurt by some of these positions. On the gathering and processing side, Targa Resources Partners (“NGLS”), DCP Midstream Partners (“DPM”), and ONEOK Partners (“OKS”) all continued to trade poorly. While each enjoyed a decent rally in April, all fell hard in late May as NGL prices sank. The upstream names also generally traded weakly. Our average overall upstream exposure was 4.2%, with almost half of this in the very heavily-hedged Memorial Production Partners (“MEMP”), the only upstream name that did not cut its distribution (MEMP was actually up for the six-month period). Nevertheless, we still experienced significant losses in other upstream names including Breitburn Energy Partners (“BBEP”), Linn Energy (“LINE”), Vanguard Natural Resources (“VNR”), and Legacy Reserves (“LGCY”).

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MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

Another big driver of the weakness was the performance of certain large-cap names, in particular Energy Transfer Partners (“ETP”), which was coming off a very strong fall season. In January, ETP announced that it was merging with its sister company, Regency Energy Partners (“RGP”), which is also controlled by ETP’s general partner, Energy Transfer Equity (“ETE”). ETP traded off meaningfully on the announcement as investors noted RGP’s higher commodity exposure and questioned whether the merger brought any benefits to ETP. With the bloom suddenly off ETP’s rose, the stock continued to pull back.

Two other large-cap names that hurt performance were Enterprise Products Partners (“EPD”) and Plains All-American Pipelines (“PAA”). EPD is the largest MLP and makes up a significant part of the Alerian MLP Index and thus became a source of funds and a stock to short (short-selling interest was up meaningfully in the period). PAA likely suffered some of the same fate although did have some stock-specific issues. First, the company has generally been more bearish about commodity prices, which appeared to push investors away from the stock. Second, PAA held a somewhat unexpected $1 billion secondary offering in late February. Finally, the company experienced a small oil spill in California in May. While the spill was immaterial and quickly contained, the headlines around it provided the market with a reason to dump the stock.

In terms of positive performance, the portfolio did enjoy some successes in the period. Williams Partners (“WPZ”) followed up its merger with Access Midstream Partners by announcing in May that its parent, Williams Companies (“WMB”), would buy the stock for a 15% premium. This transaction was very similar to the Kinder Morgan (“KMI”) transaction announced last August. WPZ had languished all year, and WMB determined that it made sense to acquire it rather than have the two exist separately. Interestingly, WMB received a takeover offer from Energy Transfer Equity (“ETE”) in mid-June that was contingent on it not acquiring WPZ. At this time, it is unclear how the situation will play out.

Other names in the portfolio that performed well were NuStar Energy (“NS”), which was our top-performing name in the period, and Northern Tier Energy (“NTI”). We started buying NS on the last day of July and added to our position throughout the fall. It was a bit of turnaround story, but we liked the management team and thought that the company was well positioned in the growing export market, which is a key theme of ours. NTI, meanwhile, is a variable-rate, non-traditional MLP that owns a single refinery in St. Paul, Minnesota. While we are wary of owning a single-asset company, NTI is extremely well run and its refinery is a virtual gold mine. The refinery is able to process cheap, advantaged crude from Canada and the Bakken fields and sell gasoline and products into a tight Midwest market, thus generating very attractive margins. NTI paid out a $1.08 distribution (4.1% unannualized) for the first quarter in May. While we do not expect this level of distribution to be duplicated next quarter, it shows NTI’s earnings power potential.

What is your outlook for the MLP sector?

While we are disappointed with the Fund’s performance for the first 11 months, we remain constructive on long-term industry fundamentals and believe patient shareholders will be rewarded. Admittedly, the near-term commodity picture is somewhat cloudy. Oil has enjoyed a nice bounce, but there is significant concern still about the effects of excess inventory once we get through the high summer demand season. Additionally, the recent nuclear agreement with Iran is likely to lead to higher Iranian production once sanctions are lifted. Given this, it would not be surprising to see oil prices decline in the fall and winter. Nevertheless, the medium and longer term

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MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

fundamentals look very good to us. A big bright spot in the oil pullback has been the significant acceleration in global demand. The latest International Energy Agency (IEA) report projects global demand growth of 1.4 million barrels per day (“b/d”) for 2015, up from a previous estimate of 1.1 million b/d. This level of demand should soon cover the excess supply that has emerged. While OPEC countries, led by Saudi Arabia, seem intent on maximizing production to protect market share, the truth is, outside of perhaps 250,000 – 500,000 b/d that may come from Iran, OPEC is operating nearly at full capacity. In 2013 and 2014, no region outside the United States was able to grow production, and this was when oil was at $100. It seems clear there will be an increasing call on U.S. shale producers to meet global demand growth in the years ahead. We believe that U.S. shale, with its high well decline rates and “just-in-time” production qualities, is suited for a volatile oil market.

We are also more optimistic about natural gas. While U.S. natural gas production remains robust, demand should see a significant pickup from a combination of higher gas burns at U.S. power plants and the first shipments of liquid natural gas (“LNG”) from Sabine Pass later this year. In particular, we do not think that the growth in gas demand from power plants is fully appreciated by the market. A recent research report by Credit Suisse estimated higher natural gas-demand growth of over 1.5 million cubic feet per day both 2015 and 2016 as a result of new gas plant additions and coal plant retirements.

Natural Gas Liquids is the commodity that we probably worry the most about. Nevertheless, we are starting to see a supply response with a number of Marcellus shale producers switching from wet gas to dry gas. New ethane crackers and propane dehydrogenation (“PDH”) facilities coming online will also help to lessen some of the supply imbalance. Finally, we do expect to see a steady increase in exports. While exports have been slower to grow than expected, a significant arbitrage opportunity exists, and the market inevitably will find ways to close it.

In terms of the portfolio, we remain very confident in the large-cap pipeline names. ETP and PAA are currently yielding 7.6% and 6.2%, respectively (as of June 27), and we believe that both of them should be able to continue to grow their distributions at a high, single-digit rate. ETP, for example, has a number of excellent growth projects in the pipeline, including the King Ranch acquisition, the Revolution project in the Marcellus shale region, and the Lake Charles LNG facility. Both ETP and PAA look cheap versus their peers and their historical trading ranges. Other large-cap names like Kinder Morgan, Williams, Sunoco Logistics (“SXL”), and Enterprise Products also look quite oversold to us, particularly when taking into account their asset footprint and project backlog.

We are also standing by the gathering and processing names. Some of these names, such as Enlink Midstream Partners (“ENLK”), Western Gas Partners (“WES”), and Markwest Energy Partners (“MWE”) are well insulated from commodity prices, yet all are trading far off their highs of last September. The more directly exposed G&P names such as Targa, DCP Midstream, and ONEOK were recently trading near 52-week lows. These names have clearly been impacted by the weak NGL prices. However, we think the market is overly focused on the short term. Additionally, each of these names has built a tremendous franchise, and if the market does not assign the right value to the assets, we believe that someone else will step in and buy them at a premium to their market price.

At the end of the day, we believe the U.S. has established itself as a leader in global energy, and we are confident that it will continue to play a key role in the supply of global energy commodities. This position will require significant ongoing infrastructure

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MAY 31, 2015 (Unaudited)

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

investment (as much as $600 billion of capital expenditures through 2035 according to a recent study), both to build out further around new wells as well as to expand growing export capabilities. Much of this investment is likely to come from MLPs, which should provide for continued strong distribution growth and solid investment returns for the group as a whole.

There can be no assurance that the Fund will achieve its investment objectives.

An investment in the shares of the Fund is subject to the risk of loss of principal; shares may decrease in value.

Shares of closed-end funds often trade at a discount to their NAV, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below NAV.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.

Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

When the Fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Investments in Master Limited Partnerships may be impacted by tax law changes, regulation, or factors affecting underlying assets. The Fund has elected to be treated as a “C” corporation, for United States federal and state income tax purposes. Accordingly, the Fund may pay federal and applicable state corporate taxes.

OUR PRIVACY COMMITMENT

The Duff & Phelps Select Energy MLP Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MAY 31, 2015

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of May 31, 2015.

Asset Allocation

Energy	94%
Utilities	4
Materials	1
Other (includes short-term investments)	1

Total	100%

Country Weightings

United States (includes short-term investments)	92%
Marshall Islands	8

Total	100%

Sector Weightings

Traditional Midstream	83%
Marine Shipping	8
Upstream	3
Downstream/Other	6

Total	100%

The accompanying notes are an integral part of these financial statements.

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(Unaudited)

KEY INVESTMENT TERMS

10 Year U.S. Treasury Yield

The ten-year treasury is used as a proxy for many other important financial matters, such as mortgage rates. This bond, which is sold at auction by the U.S. government, also tends to signal investor confidence. The ten-year treasury is considered an economic indicator in a sense that its yield tells investors more than the return on investment.

Alerian MLP Index

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Initial Public Offering (IPO)

A company’s first sale of stock to the public.

Lipper Energy MLP Closed-End Fund Average

The Lipper Energy MLP Closed-End Fund Average is the average performance at market of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds. Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments.

Master Limited Partnerships (MLPs)

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MAY 31, 2015

(Unaudited)

secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

West Texas Intermediate (WTI)

WTI also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as light because of its relatively low density, and sweet because of its low sulfur content. It is the underlying commodity of New York Merchantile Exchange’s oil futures contracts.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015 (Unaudited)

($ reported in thousands)

	SHARES/ UNITS	VALUE

COMMON STOCKS—8.0%
Diversified—8.0%
Kinder Morgan, Inc.	719,395	$29,848
TOTAL COMMON STOCKS (Identified Cost $29,880)		29,848
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—136.7%
Diversified—21.6%
Enterprise Products Partners LP	363,000	11,769
NGL Energy Partners LP	230,000	6,914
ONEOK Partners LP	314,291	12,273
Williams Partners LP	898,914	50,231

		81,187

Downstream/Other—8.6%
Emerge Energy Services LP	150,000	5,937
Enviva Partners LP(2)	150,000	3,054
Northern Tier Energy LP	620,476	15,158
SunCoke Energy Partners LP	198,785	4,278
Westlake Chemical Partners LP	189,040	4,129

		32,556

Gathering/Processing—33.5%
Antero Midstream Partners LP	150,000	4,275
Crestwood Midstream Partners LP	1,140,574	15,307
DCP Midstream Partners LP	401,000	15,158
EnLink Midstream Partners LP	906,399	22,497
MarkWest Energy Partners LP	586,500	37,905
Targa Resources Partners LP	501,573	21,683
Western Gas Partners LP	134,000	9,179

		126,004

Marine/Shipping—11.4%
Gaslog Partners LP	356,830	9,099
Knot Offshore Partners LP	281,000	6,632

	SHARES/ UNITS	VALUE
Marine/Shipping (continued)
Seadrill Partners LLC	805,584	$11,093
Teekay LNG Partners LP	395,408	13,863
Transocean Partners LLC	150,056	2,321

		43,008

Natural Gas Pipelines—21.7%
Energy Transfer Equity LP	58,724	4,032
Energy Transfer Partners LP	1,162,235	65,352
Tallgrass Energy Partners LP	110,000	5,444
TC Pipelines LP	107,663	6,880

		81,708

Petroleum Transportation & Storage—29.7%
Enbridge Energy Partners LP	1,035,000	38,388
NuStar Energy LP	430,000	26,836
Plains All American Pipeline LP	513,000	24,085
Sunoco Logistics Partners LP	280,000	11,088
Tesoro Logistics LP	193,922	11,211

		111,608

Retail Propane—5.4%
AmeriGas Partners LP	415,000	20,459

Upstream—4.8%
BreitBurn Energy Partners LP	52,075	277
EV Energy Partner LP	238,110	3,365
Linn Energy LLC	514,085	5,439
Memorial Production Partners LP	595,000	8,889

		17,970
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $583,825)		514,500
TOTAL LONG TERM INVESTMENTS—144.7%
(Identified Cost $613,705)		544,348

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2015 (Unaudited)

($ reported in thousands)

	SHARES/ UNITS	VALUE
SHORT-TERM INVESTMENTS—0.7%
Money Market Mutual Fund—0.7%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.080%)	2,774,096	$2,774
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,774)		2,774
TOTAL INVESTMENTS—145.4% (Identified Cost $616,479)		547,122	(1)(3)
Other assets and liabilities, net—(45.4)%		(170,798)

NET ASSETS—100.0%		$376,324

FOOTNOTE LEGEND:

(1)	Income Tax Information: For tax information at May 31, 2015, see Note 5 Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of the portfolio is segregated as collateral for borrowings.

The following table provides a summary of inputs used to value the Fund’s investments as of May 31, 2015 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at May 31, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$29,848	$29,848
Master Limited Partnerships and Related Companies	514,500	514,500
Short-Term Investments	2,774	2,774

Total Investments	$547,122	$547,122

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at May 31, 2015.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2015 (Unaudited)

(reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $616,479)	$547,122
Dividends receivable	— (1)
Deferred tax asset, net (Note 5)	—
Prepaid director retainer	2
Prepaid expenses	35

Total assets	547,159

Liabilities
Payables
Borrowings (Note 8)	170,000
Investment advisory fees	473
Administration and accounting fees	126
Professional fees	136
Directors’ fees and expenses	37
Interest payable on line of credit	13
Transfer agent fees and expenses	2
Other accrued expenses	48

Total liabilities	170,835

Net Assets	$376,324

Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$26
Capital paid in on shares of beneficial interest	461,296
Accumulated undistributed net investment income (loss), net of taxes	(3,603)
Accumulated undistributed net realized gain (loss), net of taxes	(17,766)
Net unrealized appreciation (depreciation), net of taxes	(63,629)

Net Assets	$376,324

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 25,927,947	$14.51

(1)	Amount is less than $500.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 2015 (Unaudited)

($ reported in thousands)

Investment Income
Dividends and distributions	$20,365
Less return of capital distributions (Note 2C)	(17,355)

Total investment income	3,010

Expenses
Investment advisory fees	2,806
Administration and accounting fees	366
Professional fees	100
Directors’ fees and expenses	104
Printing fees and expenses	49
Custodian fees	4
Transfer agent fees and expenses	6
Miscellaneous	60

Total expenses before interest expense	3,495
Interest expense	792

Total expenses after interest expense	4,287

Net investment income (loss) before income taxes	(1,277)
Deferred tax benefit (expense)	—

Net investment income (loss)	(1,277)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments before income taxes	(27,641)
Deferred tax benefit (expense)	—

Net realized gain (loss)	(27,641)

Net change in unrealized appreciation (depreciation) on investments before income taxes	(20,058)
Deferred tax benefit (expense)	—

Net change in unrealized appreciation (depreciation)	(20,058)

Net realized and unrealized gain (loss) on investments after income taxes	(47,699)

Net increase (decrease) in net assets resulting from operations	$(48,976)

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended May 31, 2015 (Unaudited)		From Inception June 25, 2014 to November 30, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(1,277)		$(2,326)
Net realized gain (loss)	(27,641)		9,875
Net change in unrealized appreciation (depreciation)	(20,058)		(43,571)

Increase (decrease) in net assets resulting from operations	(48,976)		(36,022)

From Distributions to Shareholders
Return of capital	(24,443	)(1)	(8,144)

Decrease in net assets from distributions to shareholders	(24,443)		(8,144)

From Share Transactions
Proceeds from initial public offering of 25,855,236 shares	—		493,835
Offering costs	—		(1,034)
Reinvestment of distributions resulting in the issuance of common stock (72,711 and 0 shares, respectively)	1,108		—

Increase (decrease) in net assets from share transactions	1,108		492,801

Net increase (decrease) in net assets	(72,311)		448,635

Net Assets
Beginning of period	448,635		—

End of period	$376,324		$448,635

Accumulated undistributed net investment income (loss) net of taxes at end of period	$(3,603)		$(2,326)

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2015, we estimate 100% of the distributions will represent return of capital.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY FUND INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2015 (Unaudited)

Increase (decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(48,976)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales of long-term investments	76,971
(Increase) Decrease in investment securities sold receivable	1,976
Purchase of long-term investments	(64,204)
Increase (Decrease) in investment securities purchased payables	(2,444)
Net (purchases) or sales of short-term securities	18,425
Net change in unrealized (appreciation)/depreciation	20,058
Net realized gains/(loss)	27,641
Return of capital distributions on investments	17,355
(Increase) Decrease in deferred tax asset, net	(5,597)
(Increase) Decrease in dividends receivable	71
(Increase) Decrease in prepaid expenses	(8)
(Increase) Decrease in prepaid directors’ retainer	6
Increase (Decrease) in interest payable on line of credit	(2)
Increase (Decrease) in investment advisory fees payable	(74)
Increase (Decrease) in administration and accounting fees payable	5
Increase (Decrease) in directors’ fees payable	12
Increase (Decrease) in other accrued expenses payable	23
Increase (Decrease) in deferred tax liability	5,597

Cash provided by (used for) operating activities	46,835

Cash provided by (used for) financing activities:
Cash payments from borrowings	(23,500)
Cash dividends paid to shareholders	(23,335)

Cash provided by (used for) financing activities:	(46,835)

Net increase (decrease) in cash	—

Cash:
Cash and foreign currency at beginning of period	—

Cash and foreign currency at end of period	$—

Cash flow information:
Reinvestment of dividends and distributions	$1,108
Cash paid during the period for interest	794

See Notes to Financial Statements

(SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS

	For the Six Months Ended May 31, 2015 (Unaudited)		From Inception(1) to November 30, 2014
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$17.35		$19.10	(1)(2)

Income from investment operations:
Net investment income/(loss)(3)	(0.05)		(0.09)
Net realized and unrealized gain/(loss)	(1.84)		(1.30)

Total from investment operations	(1.89)		(1.39)

Dividends and/or Distributions to Shareholders:
Distributions from return of capital	(0.95)		(0.32)

Total dividends and distributions to shareholders	(0.95)		(0.32)

Offering costs charged to paid in capital	—		(0.04)

Net asset value, end of period	$14.51		$17.35

Market price, end of period(4)	$13.68		$15.80

Total return, net asset value(5)	(11.08	)%(9)	(7.64	)%(9)
Total return, market value(6)	(7.89	)%(9)	(19.72	)%(9)
Net assets, end of period (000’s)	$376,324		$448,635

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)(8)	2.21%		2.02	%(10)(11)
Ratio of net investment income/(loss) to average net assets	(0.66	)%(10)	(1.16	)%(10)(11)
Portfolio turnover rate	11	%(9)	22	%(9)

Bank Borrowings:
Loan outstanding, end of period (000’s)	$170,000		$193,500
Asset coverage for loan outstanding, end of period	321%		332%

(1)	The Fund commenced operations on June 25, 2014, the date which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90.
(3)	Calculated based on average shares outstanding.
(4)	Closing Price – New York Stock Exchange.
(5)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.

See Notes to Financial Statements

(SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(7)	Ratio of operating expenses to average net assets, before interest expense and before tax benefit (expense), was 1.80% for the period ended May 31, 2015, and 1.73% for the period ended November 30, 2014.
(8)	Ratio of operating expenses to average net assets, before interest expense and after tax benefit (expense), was 1.80% for the period ended May 31, 2015, and 1.73% for the period ended November 30, 2014, respectively.
(9)	Not annualized.
(10)	Annualized.
(11)	Ratio is calculated starting June 30, 2014, the date the Fund began accruing expenses.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2015 (Unaudited)

Note 1. Organization

The Fund is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s primary investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) approved by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage- backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Investment Income and Return of Capital Estimates

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended May 31, 2015, the Fund estimates that 87% of the MLP distributions received will be treated as a return of capital.

D.	Federal and State Income Taxes

Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations (currently at a maximum rate of 35%). The Fund may also be subject to a 20% alternative minimum tax to the extent that alternative minimum tax exceeds the Fund’s regular income tax liability. In addition, as a “C” corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs (state effective rate currently estimated at 1.71%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.

E.	Income Tax Accounting Policy

The Fund applies ASC 740 (Accounting for income taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

realized. The Fund considers all positive and negative factors in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalty on such positions as a component of tax expense.

F.	Distributions to Shareholders

Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e. cash distributions received from the Fund’s investments in MLPs less expenses.

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.

The Fund will inform the shareholder of the final tax character of its distributions on Form 1099-DIV in February 2016. For the period ended May 31, 2015, we currently estimate that 100% of the distributions will be considered return of capital for federal income tax purposes.

G.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

B.	Subadviser

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund. For its services, DPIM receives an annual fee, payable monthly from the Adviser. No fee is paid to DPIM directly from the Fund.

C.	Administrator

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator to the Fund.

For the period ended May 31, 2015, the Fund incurred administration fees totaling $281 which are included in the Statement of Operations. A portion of those fees is paid to sub-administrators that also provide services to the Fund.

D.	Directors

For the period ended May 31, 2015, the Fund incurred Directors’ fees totaling $82 which are included in the Statement of Operations.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended May 31, 2015, were as follows:

Purchases	Sales
$64,204	$76,971

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended May 31, 2015.

Note 5. Income Tax Information

($ reported in thousands)

For accounting purposes, the Fund has a fiscal year ending November 30. For income tax purposes, the Fund has adopted a tax year ended of October 31. Activity occurring during November of each fiscal year will be treated as deferred activity for financial statement purposes. The different fiscal versus tax year ends will likely produce timing differences between the financial and tax results.

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended May 31, 2015. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

The Fund’s income tax provision consists of the following as of May 31, 2015:

	Current tax expense (benefit)	Deferred tax expense (benefit)	Valuation Allowance expense (benefit)	Total tax expense (benefit)
Federal tax expense (benefit)	$—	$(16,669)	$16,669	$—
State tax expense (benefit)	—	(1,289)	1,289	—

Total tax expense (benefit)	$—	$(17,958)	$17,958	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate
Application of statutory income tax rate	$17,141	35.00%
State income taxes, net of federal benefit	839	1.71
MLP Basis adjustments	(22)	(0.04)
Effect of valuation allowance	(17,958)	(36.67)

Total income tax expense (benefit)	$—	0.00%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

Components of the Fund’s net deferred tax asset (liability) as of May 31, 2015, are as follows:

Deferred tax asset:
Net unrealized depreciation on investments (tax basis)	$14,582
Capital loss carryforward (tax basis)	1,599
Net operating loss carryforward (tax basis)	15,000
Charitable contribution carryforward	3

Net deferred tax asset before valuation allowance	31,184

Less: Valuation allowance	(31,184)

Net deferred tax asset (liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s net asset value. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.

As of May 31, 2015, the Fund has net operating loss carryforwards (“NOL”) available for federal income tax purposes of $40,856. If not utilized, the federal NOL expires in tax years 2034 and 2035. Additionally, as of May 31, 2015, the Fund has capital loss carryforwards of $4,354 which may be carried forward for 5 years. If not utilized, the capital loss will expire in tax years 2019 and 2020. The Fund has recorded a valuation allowance for $31,184 of the net deferred tax asset at May 31, 2015, as the Fund believes it is more likely than not that the asset will not be realized within the relevant carryforward period.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. All tax years since inception remain open and subject to examination by tax jurisdictions. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At May 31, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$586,842	$21,778	$(61,498)	$(39,720)

The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.

Note 6. Indemnifications

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

Director has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Transactions

At May 31, 2015, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 25,927,947 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the period ended May 31, 2015, there were 72,711 shares issued pursuant to the Plan.

On June 10 2015, the Fund announced a distribution of $0.315 to shareholders of record on August 13, 2015. This distribution has an ex-dividend date of August 11, 2015, and is payable on August 20, 2015.

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $250,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. No commitment fees were paid and accrued for the period ended May 31, 2015. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted into a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From December 1, 2014 to May 31, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $174,316 and 0.90%, respectively. At May 31, 2015, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$170,000	0.915%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MAY 31, 2015 (Unaudited)

Note 9. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 10. Regulatory Matters and Litigation

From time to time, the Funds’ investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the Securities and Exchange Commission (“SEC”) on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Duff & Phelps Select Energy MLP Fund Inc. Shareholder Relations: 1-866-270-7598

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7598. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

1 Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services    1-866-270-7598

Web site                         www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7598.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7598

or closedendfunds@virtus.com

or visit Virtus.com.

8567	07-15

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N- CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S- K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Duff & Phelps Select Energy MLP Fund Inc.

By (Signature and Title)* /s/ George R. Aylward

George R. Aylward, President
(principal executive officer)

Date 8/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward

George R. Aylward, President
(principal executive officer)

Date 8/3/15

By (Signature and Title)* /s/ W. Patrick Bradley

W. Patrick Bradley, Senior Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 8/3/15

* Print the name and title of each signing officer under his or her signature.